Exhibit 99.3

DIODES 3Q 2013 EARNINGS CALL

QUESTION AND ANSWER

Operator

(Operator Instructions)

Your first question comes from the line of Gary Mobley of Benchmark.

Gary Mobley — The Benchmark Company — Analyst

Hi, guys. Thanks for taking the question. If I look at the midpoint of your guidance for the fourth quarter for revenue, it calls for about a 5.5% sequential decline. And in your third quarter I think you grew 5% sequentially, which was in line with peers, but your fourth quarter revenue guides below the peer group, which is guiding for about a 1% to 3% sequential decline. So I’m just wondering, where is that Diodes that historically has taken market share, and should we read anything sinister into that sequential comp?

Keh-Shew Lu — Diodes Inc — President & CEO

Well, Gary, I don’t think the peer — I don’t know where you get the peer is at 2% down. I think when we look at our peer company, we feel it’s somewhere around 8% down.

So that maybe different company you use, but the key thing really, you need to compare is the third quarter we actually grew and then fourth quarter we’re down. And then you need to — if you compare with third quarter and fourth quarter, then you might come up different numbers, okay?

But in general — what we see is a general market slowdown, especially is in the PC market. And you can see that the PC market continue weakness, continued weak. And at the same time, some of our OEM company they are not as strong as the third quarter.

So overall, that’s why we guided 5.5%. It’s strong — it’s worse than our normal seasonality, somewhere around 0% to 5% down. That’s normal seasonality. It’s worse than that. But I think really majority was due to the weak PC market and the general market weakness.

Gary Mobley — The Benchmark Company — Analyst

Okay.

Keh-Shew Lu — Diodes Inc — President & CEO

But we still believe — we don’t know yet, but we still believe in the fourth quarter we may still can gain the market share.

Gary Mobley — The Benchmark Company — Analyst

Okay. If I look at the midpoint of your gross margin guidance, it calls for about a 300 basis point sequential decline. Could you give us sort of a relative ranking of what the impacting factors are there? Whether it be a lower manufacturing load, currency, so on and so forth.

Keh-Shew Lu — Diodes Inc — President & CEO

Okay. It’s majority is really is the manufacturing under-loaded, and especially this time was you have some impact by the packaging, but the majority are impact is really by the wafer fab. If you look at our — from the first — 1Q, wafer inventory to end of 3Q wafer inventory, we are up almost $10 million.

And the reason we started loading the wafer fab is we think when we — 1Q, we look at 2Q going to be strong, and 3Q going to be strong, and so we started loading wafer fab. But now if I look at it, leading forward, 4Q we know is weak, and we think and traditionally 1Q will be a weak quarter too.

Therefore, we take this time, try to reduce the output of a wafer fab and such that we can hopefully reduce our wafer fab inventory to align with our regular plan for 4Q and 1Q. So if the packaging under-load has some impact, but the majority of the impact coming from BCD fab, our Oldham fab, and especially our Kansas City fab.

Gary Mobley — The Benchmark Company — Analyst

Okay. Let me ask a follow-up, and it’s somewhat of a hypothetical situation. Let’s assume your inventory was flat sequentially in the third quarter, and your revenue for the fourth quarter was expected to be sequentially flat with the third. Would your gross margins stay the same or increase?

Keh-Shew Lu — Diodes Inc — President & CEO

Well, if you make that assumption, if the revenue the same and wafer fab loading is the same, and then you’re obviously the GPM will be flat on 31%, yet your costs might going up, but our cost reduction effort will be able to balance that. So this time we look at it is pure due to the loading factor of the making functions.

Gary Mobley — The Benchmark Company — Analyst

That’s it from me. Thanks, guys.

Operator

Your next question comes from the line of Steve Smigie of Raymond James.

Steven Smigie — Raymond James & Associates — Analyst

Great. Thanks a lot. Doctor, obviously a soft environment out there. If I look at maybe perfect comp, but maybe a semiconductor, they guided down about 8%. They did have a lot of computing exposure there.

Still, it seems like there’s a lot of that computing weakness out there. I was just curious if you could talk a little bit about how you see that, maybe even the next year generically, not necessarily an estimate, but it seems like that’s a little bit soft.

Should we think about that as you’re diversifying, you’ve got other categories growing while that’s coming down a little bit? Or is there even the potential that because you guys gained share, and you have new products coming out that it might be down a little bit next year, but not as bad as you might think?

Keh-Shew Lu — Diodes Inc — President & CEO

I think you know we originally heavy in the PC market, and if you notice under the notebook age it went down quite a bit, even the desktop and the mother board kind of flat or slightly down. PCs, the notebook is the major softness.

But fortunately we are working our way to the tablets and that kind of market. So that will help to reduce some of the burden of the PC century. But at the same time, we have another design win, cellphone, and other applications and that’s why we can still continue gaining the market share so far.

Mark King — Diodes Inc — SVP, Sales and Marketing

If I could add on the PC side, we do see some significant opportunities for us to balance out the decline with new products, and we’re looking into that. We’re moving in that direction for next year. So we see some ways that we can mitigate the softness in that market either way.

Steven Smigie — Raymond James & Associates — Analyst

Okay. Great. That’s very helpful. And how should we think about Q1? That sounds like Q1 is probably a little bit soft for everybody out there. Again, computing probably continues to roll off.

You’ve got some seasonality in stuff like handsets, typically. So is it fair to say that you guys would likely be similar to other folks where you’d probably have a soft seasonal Q1, followed by, in a typical pattern, like a strong Q2, Q3? Because you guys have always done well there, plus BCD’s always had very strong Q2, Q3 period as well.

Keh-Shew Lu — Diodes Inc — President & CEO

Well, actually, it’s too early to call about 1Q. Right now, the visibility is very short. If three months ago you asked me, what will be the 4Q look like, I won’t say it will be so soft.

So obviously now to look at 1Q, I really don’t know. Even this 4Q is worse than seasonality. So 1Q, yes, seasonally go down, but since 4Q is so soft, I don’t know. 1Q will be better or will be the same. Really very hard for me to see.

Steven Smigie — Raymond James & Associates — Analyst

Okay. Great. And I was hoping for a little bit of commentary around operating expenses and currency impacts. I’m not sure if I’m doing the math right.

The OpEx seems a little bit higher in Q4 dollar-wise than I would have thought. And so is there going to be some cost control potentially coming in on some of that going forward post-Q4? And then just on the currency stuff, is that sort of one-time in nature, or would we potentially see some more impacts going forward as well?

Keh-Shew Lu — Diodes Inc — President & CEO

You’re talking about the currency exchange impact is actually in 3Q, and the 3Q is just because our currency, US currency against euro and against the pound, English pound, is significant low, okay? Against renminbi, that’s about — it’s still going down but it’s in the range.

You can — normal going down type of performance. But euro and the pound, English pound, is the one significant change.

So I don’t think that will be repeated because if the US dollar starts getting stronger, then you reverse. These are just — it will be automatically balanced. If you go down, then you go up, they will cancel each other.

Rick White — Diodes Inc — CFO

So basically the issue with the guidance is that there are no currency impacts in the guidance. We just assumed the same currency going forward that we closed the third quarter with.

So there’s no significant currency up or down in the guidance numbers. So from an Op-expense standpoint, we were slightly over $49 million in third quarter at 22%.

And if you just take the midpoint of our guidance, it’s a little bit over $48 million, but because the revenue goes down, it ends up being 22.7% from a GAAP perspective. So the dollars did not increase. They’re going to go down.

Steven Smigie — Raymond James & Associates — Analyst

Okay. Yeah, I may be looking at GAAP versus non-GAAP, might be a little bit of my issue. Great. Thank you very much.

Keh-Shew Lu — Diodes Inc — President & CEO

Okay.

Operator

Your next question comes from the line of Christopher Longiaru of Sidoti & Company.

Christopher Longiaru — Sidoti & Company — Analyst

Hello, can you hear me?

Rick White — Diodes Inc — CFO

Yes, we can hear you.

Christopher Longiaru — Sidoti & Company — Analyst

Hello, guys. How are you? My question has to do with just the supply chain in general. I know that you’re manufacturing’s in China, but in terms of the situation in the Philippines, are there any parts that are in the food chain of customers that your parts are in the food chain that you might see delays on because they can’t get product, at least in the short term. from their Filippino suppliers?

Keh-Shew Lu — Diodes Inc — President & CEO

No, I’m aware of it.

Mark King — Diodes Inc — SVP, Sales and Marketing

I don’t think we have a significant customer base in the Philippines, and we don’t have any raw material base in the Philippines. So we haven’t seen any impact as of yet.

Christopher Longiaru — Sidoti & Company — Analyst

Okay, And then just in terms of the utilization rate that you’re assuming for the fourth quarter guide, can you just give us what the number was in September, and kind of what you’re expecting for December?

Rick White — Diodes Inc — CFO

From a wafer fab perspective, we were — it really depends on the wafer fab, but we were around 85% in most of them, except for our K fab, which is the Kansas City fab and it was a little bit lower. We basically conclude that 85% is fully loaded for the wafer fab. From a fourth quarter perspective, two of them are in the 80% range and one of them is below 70%.

Christopher Longiaru — Sidoti & Company — Analyst

Okay. Just in terms of the packaging and test facility, because you moved BCD in there. So you had a lot of capacity there. Can you just give us an update on where you are as you moved BCD into the packaging facility? Or you’re saying that it’s going to take some time, but just in terms of where you are?

Rick White — Diodes Inc — CFO

It’s about 85%, 86% in the third quarter, and it’s about that in the fourth quarter.

Christopher Longiaru — Sidoti & Company — Analyst

I’ll jump back. Thank you, guys.

Operator

Your next question comes from the line of Tristan Gerra of Baird.

Tristan Gerra — Robert W. Baird & Company, Inc. — Analyst

Hi. Good afternoon. Could you give us an update on the manufacturing transition at BCD to Fab-2? How that’s going?

It sounds like the BCD utilization rates are higher than they’ve been in the past, but how loaded or unloaded is Fab-1? And if we assume normal demand, what will be the utilization rate outlook for BCD a year from now, when we look at both fabs?

Keh-Shew Lu — Diodes Inc — President & CEO

Okay. Actually, what we try to do now is move from Fab-1, which is O-fab, some of the product to the Fab-2, which is new one. So basically the Fab-2 is ramping up and so it is 100% loaded all the time. But don’t forget, it’s ramping up.

So basically we try to keep Fab-2 while they ramp it, then fully loaded. Therefore, the Fab-1 going to be in the 4Q, going to be going down.

Tristan Gerra — Robert W. Baird & Company, Inc. — Analyst

So is the expectation that in the future you will still be using Fab-1, or is that a fab that eventually you plan on using for certain — just some lower products, lower end products?

Keh-Shew Lu — Diodes Inc — President & CEO

Okay. For the Fab-1, what we intend to do will be move the diodes currently outside wafer into the BCD Fab-1. Currently Diodes analog wafer, majority of them, is using foundry.

And that is one we plan to do, is move inside the BCD Fab-1, while BCD Fab-1 moved their loading to their Fab-2 for the high end product. We eventually will be fill up the Fab-1 by Diodes products, too.

Tristan Gerra — Robert W. Baird & Company, Inc. — Analyst

That’s very useful. And then in PCs, you mentioned the opportunity to offset declines with new opportunities. Industry-wide do you think that there is credence to some that have thinking that the notebooks units could rebound next year?

Mark King — Diodes Inc — SVP, Sales and Marketing

Yeah, I think the industrial segment for us specifically with our MOSFET products and our SBR (technical difficulties) is quite strong. I don’t think we’ve seen a significant weakness movement in the industrial market.

I think it’s kind of been up to flattish over the last couple of quarters. So we don’t see any declines. So we see continued upside with new product additions that we’re adding.

Tristan Gerra — Robert W. Baird & Company, Inc. — Analyst

Okay. Thank you.

Operator

Your next question comes from the line of Harsh Kumar of Stephens.

Harsh Kumar — Stephens Inc. — Analyst

Hello, Dr. Lu. Couple of questions. Are you seeing anything strange in the end markets at this point for your seasonality to be worse than historical, let’s say, even some of the industry players in your category? Is it a inventory of chips issue, or is it an inventory of finished goods, or is it just a slower market?

Keh-Shew Lu — Diodes Inc — President & CEO

Well, what I see is the general slowing market. If you look at, let’s say Europe. Typically third quarter Europe is a vacation quarter and fourth quarter will recover.

This year for some reason, Europe third quarter is strong, and then fourth quarter is relative to third quarter is weak. So this is a normal situation.

Then you go to the PC. We already know PC is really slow down, and especially notebook. And then you go to the general China market. Again, general China market, we’re supposed to see a very hot in 4Q, but we do not see that.

So it’s just a normal from a typical year, but the key thing really now I don’t know how to define typical year because since 2011 every year looks like it’s different. So I don’t know now what is a typical year. But it’s different from my past 20 years of experience.

Harsh Kumar — Stephens Inc. — Analyst

Okay. That’s helpful, Dr. Lu. And then you have actually tablets in your computing business, and my understanding is that tablets should continue to build through December, maybe towards the midpoint of the December quarter. Or is the build in tablets not strong enough to offset some of the PC weakness in notebooks?

Mark King — Diodes Inc — SVP, Sales and Marketing

Probably not strong enough to offset the weakness in PC and notebook.

Harsh Kumar — Stephens Inc. — Analyst

Okay. And then last question from me. Mark, maybe you can answer this. But as you look across your four or five end markets, which will be the best faring and which will fare the worst?

Mark King — Diodes Inc — SVP, Sales and Marketing

I think probably computer is going to fare the worst.

Harsh Kumar — Stephens Inc. — Analyst

Okay. Any more color on which, like any kind of industrial versus — or com versus consumer, more color on that?

Mark King — Diodes Inc — SVP, Sales and Marketing

To be honest with you, I think that the auto and industrial will be relatively flat. The impacts that we see in regions or some downs might be POP versus POS.

I think POS is remaining relatively stable, but the channel might be a little bit less interested in investing over the fourth quarter. I think it’s a choppy market in general, and there’s bright spots and there’s weak spots, and we just have to navigate through them. I don’t think it’s such a clear pattern.

Harsh Kumar — Stephens Inc. — Analyst

Thanks, guys. Thanks, Dr. Lu, Rick, and Mark.

Operator

Your next question comes from the line of Vijay Rakesh of Sterne Agee.

Vijay Rakesh — Sterne, Agee & Leach, Inc. — Analyst

Just looking at your — look at the last four years your March quarter top line has been flat to up. When you look at your disty inventories, do you see — for the March quarter, do you see your fab loadings improve into the March quarter?

Mark King — Diodes Inc — SVP, Sales and Marketing

I mean, I think our disty inventory’s been pretty good. If the market’s going forward then we should have a good position to load.

We’re not over-inventoried in our channel. We’re very, very happy with our channel position right now. It’s relatively clean. Again, if there’s any feeling that the market’s going to grow in 2014, then we’ll see a stronger loading in that period.

Vijay Rakesh — Sterne, Agee & Leach, Inc. — Analyst

Okay. And when you look at your gross margins, obviously Dr. Lu mentioned two things. You’ve done some cost reduction efforts, and on the BCD side, some loading.

When you look at the cost structure side and the product mix, what is a sustainable gross margin that you guys can hit? Obviously margins came down a little bit here, it looks like fab loading. As you look at next year, given your cost reduction and the mix, what is a sustainable margin level that you can achieve?

Keh-Shew Lu — Diodes Inc — President & CEO

I think I need to make some correction. When I said wafer fab loading down, I’m not just saying BCD wafer fab loading down.

I say in general, especially one of the fab, which is the biggest fab, that loading down because we had too much of wafer inventory. So I’m not saying BCD is the only wafer loading down, okay?

And you are talking about what will be the GPM we can sustain? We measure our GPM percent, the actual versus underloaded numbers. The fully loaded number versus underloaded number, and I think we still able to maintain or go up to our business model.

Our business model is 35% GPM, and we believe we can hit there. It’s just because the underloaded factor going to affect that GPM percent.

If you look at third quarter, we already up to 31%, and that, again, is not fully loaded yet. Our wafer fab is kind of there. but the assembly is not there yet. So if we can assume all the fab is loaded up to 85%, all the assembly loaded up above 95%, then I think we should be have very good chance to get our business model of 35%.

Vijay Rakesh — Sterne, Agee & Leach, Inc. — Analyst

Got it. So when you look at your 35% business model and assembly and fab loading, what is — is that like a midterm time line which you’re looking at to get to those kind of levels on the gross margin side? And that’s the last question. Thanks.

Rick White — Diodes Inc — CFO

Exactly what do you mean by midterm? What does that mean?

Vijay Rakesh — Sterne, Agee & Leach, Inc. — Analyst

Are you looking at, given — are you looking at improving that assembly loading for the next couple of quarters based on keeping the capacity there flattish and improving the loading on the assembly side? How do you envision getting to those gross margin?

Keh-Shew Lu — Diodes Inc — President & CEO

Well, number one, if your revenue, let’s say if our revenue go back to $225 million like the third quarter or above that, our wafer fab will be kind of equal to about 85% loading.

That’s in our third quarter, we are doing that, and BCD should be, if their business continue grow, they will continue growing and we can put move our wafer fab loading next year from our foundry into the BCD. Then the fab will be there. So then we can back to like a third quarter number, 31% or above.

Vijay Rakesh — Sterne, Agee & Leach, Inc. — Analyst

Got you.

Keh-Shew Lu — Diodes Inc — President & CEO

Then you look at the packaging, and the packaging we have been have problem loaded up. And so if we can get another 10% or more loading up, then that will be — that will give us the — another several point of the GPM improvement.

Now, another key factor, which we probably talking about, is we start to cut down our capital investment. If you remember our business model in the past is 10% to 12% of revenue. And now we are cutting down our expense.

This year we said 5% to 8%, and our business model going to — we were going to talking about 5% to 8% or 5% to 9%. So basically we cut down our capital from 11% midpoint of our revenue to 7% midpoint of our revenue, and if we continue to do that, 4% capital reductions, then several years later, that automatically improves your GPM 4%.

Vijay Rakesh — Sterne, Agee & Leach, Inc. — Analyst

Yep.

Keh-Shew Lu — Diodes Inc — President & CEO

This is what we try to do to improve our GPM from long term point of view. Our model said 35%. Obviously, we are not happy from long term point of view, using 35% as the model.

One is to design more new product with more differentiated type of new products to get a better GPM. But the other thing is, we reduce our capital investment, our target now is reduce 4%. And if we are able to reduce 4% continuously for four, five years, then our GPM will be automatically improved 4%, 5% and that will be make it better than our business model.

Vijay Rakesh — Sterne, Agee & Leach, Inc. — Analyst

Got it. Thank you very much.

Operator

Your next question comes from the line of Shawn Harrison of Longbow Research.

Shawn Harrison — Longbow Research — Analyst

Hi. Evening, everybody.

Keh-Shew Lu — Diodes Inc — President & CEO

Hi, Shawn.

Shawn Harrison — Longbow Research — Analyst

I don’t think I heard this specifically asked, but of the gross margin decline sequentially for the December quarter, how much of that is related to the inventory you want to take out of your system in terms of the finished goods? So is that inventory decline 100 basis points of the 300 basis points? Just trying to get a triangulation of that figure.

Keh-Shew Lu — Diodes Inc — President & CEO

We didn’t talking about take the finished good out of the inventory number. We talking about reduced wafer fab. The wafer inventory, okay, what I’m talking about is if you look at our wafer inventory from 1Q to end of 3Q, our wafer inventory up about $10 million.

And that is quite a bit, and that is because we predict second quarter and third quarter going to be, and we think in fourth quarter going to be a good quarter too. And you know my strategy always, wafer, you build up the wafer and then we put in different package because the lead time for packaging is short, and that way you can easily to support the customer and take advantage of the short lead time.

And then when the market turn, you can take advantage of the support customer and gain the market share. That really is the strategy.

I make that strategy, and had been working fine but now since we start see fourth quarter and 1Q going to be slow quarter, then we try to say, okay, basically reduce our wafer inventory. And so we significantly cutting the wafer fab. And if you said how much PPM point, how much base point you affect? I will say probably 2 to 3. I said we talking about probably 2.5 basis — 250 basis points.

Rick White — Diodes Inc — CFO

Yeah, something like that. 200 basis points.

Keh-Shew Lu — Diodes Inc — President & CEO

200 basis points, just by the wafer fab is 200 basis points.

Shawn Harrison — Longbow Research — Analyst

Okay. That’s extremely helpful. The other thing I just wanted to clarify, I think last quarter it was mentioned that there was a power outage that affected your business. And I was just wondering kind of what the cost drag on the September quarter was related to that power outage?

Keh-Shew Lu — Diodes Inc — President & CEO

That power outage, I think at that time we — I don’t know, I don’t remember talking about how much or not. But I remember we said about $0.5 million impact. I don’t remember.

I don’t know. I don’t remember whether I tell you or not. At the end, we do write-off the inventory, and it’s less than that, it’s less than that number. Okay.

The capacity loss is not a major issue because wafer fab is not fully loaded, but we did have some WIP in the line. It end up to be small, and I don’t remember what, if I say something but right now we have the number is less than $0.5 million.

Rick White — Diodes Inc — CFO

About $0.5,

Keh-Shew Lu — Diodes Inc — President & CEO

About $0.5 million. That’s why we are able to get 31%.

Shawn Harrison — Longbow Research — Analyst

Okay. Perfect. And then, Mark, I guess a question for you on distribution. Of this revenue decline for the December quarter, is there any abnormal destocking activity occurring at distribution?

Is there any risk of that heading into the March quarter? It doesn’t sound like there is, but I just want to be 100% clear on that.

Mark King — Diodes Inc — SVP, Sales and Marketing

Certainly they’re not robustly placing inventory orders. So they’re definitely being careful. And so I think that it is putting a little bit of drag, and it could put a little drag on this quarter and next quarter.

But if the POP — if the POS holds up, then we should remain a little consistent. But again, distributors towards the end of the year are very habit-based at not placing stocking orders or restocking in that period. So, yeah, I definitely think that they’re being conservative.

Shawn Harrison — Longbow Research — Analyst

If I’m correct, it sounded as if your point of purchase for the third quarter distribution was higher than the point of sale, is that correct?

Mark King — Diodes Inc — SVP, Sales and Marketing

Not correct.

Shawn Harrison — Longbow Research — Analyst

I guess would the sell-in match sell-through, or was sell-in below sell-through?

Mark King — Diodes Inc — SVP, Sales and Marketing

It always kind of matches in that area. I think we did have some inventory increase because they were expecting maybe slightly better than they expected, but our POS was up 8.6% in the quarter. So I think it was — I think that was all healthy.

Shawn Harrison — Longbow Research — Analyst

Got you. Thanks so much everybody.

Operator

Your next question comes from the line of Lena Zhang of Blaylock Robert Van.

Lena Zhang — Blaylock Robert Van, LLC — Analyst

Hi. Thank you for taking my question. Can you talk about ASP erosion in Q3, and also give us general weakness in the market? How about ASP you are seeing right now for the current quarter? Thank you.

Keh-Shew Lu — Diodes Inc — President & CEO

I think I’ve been talking about our typical ASP going to be — go down almost every quarter. That is our business and typically we said it’s normal, typically it’s like go down 1.5% to 2% a quarter,

And third quarter it turn out to be mixed independent, look like go down slightly worse than seasonal, or typical. We define typical about 1.5% to 2% down each quarter, and third quarter is worse than typical.

Lena Zhang — Blaylock Robert Van, LLC — Analyst

How about the current quarter?

Keh-Shew Lu — Diodes Inc — President & CEO

Current quarter, I don’t know. Because we don’t have the number yet.

Mark King — Diodes Inc — SVP, Sales and Marketing

A lot of moving targets.

Keh-Shew Lu — Diodes Inc — President & CEO

Yeah.

Lena Zhang — Blaylock Robert Van, LLC — Analyst

Okay. Thank you.

Operator

Your next question comes from the line of Suji De Silva of Topeka.

Suji De Silva — Topeka Capital Markets — Analyst

Hi, guys. I’m curious, on the BCD and analog side, are you seeing design wins accelerate there as you bring the BCD products into your Company in terms of the merger synergies there?

Mark King — Diodes Inc — SVP, Sales and Marketing

Yeah. To be honest with you, we’re really, really, really happy with what we’re seeing in the customer base and the interest at the customers. North America and Europe has a whole new energy toward analog, and frankly I think that they’re pretty excited about being able to walk in to every customer in North America and Europe where they couldn’t before.

So I think there’s a significant amount of opportunity for us to develop these design wins over the next year and beyond. Again, an analog design win takes a little longer to get to production than some of the discrete design wins, but the progress is quite good and the activity is very, very strong.

Keh-Shew Lu — Diodes Inc — President & CEO

When you look at the top of the revenue, and so and almost double the number of the product, you make the sales more exciting. Our sales team, very exciting.

Suji De Silva — Topeka Capital Markets — Analyst

Okay. And then my other question, should we still think of your phone exposure as more high end, or are you making progress in the low end smartphone market? and also, (inaudible) can you talk about the momentum in the charger market? I know that’s an area of strength the last few quarters.

Mark King — Diodes Inc — SVP, Sales and Marketing

I think that you would probably say that we’re driven by the higher end of the smartphone market, but we have a lot of interest and a lot of activity in the mid-size, maybe the larger Chinese and moving forward on there. And the charger progress continues, both on the Diodes side as well on the BCD side. So there was some pretty good synergies between our two companies in that area.

Suji De Silva — Topeka Capital Markets — Analyst

Okay. Great. Thanks, guys.

Operator

This ends today’s question-and-answer session. I would like to hand the call back to management for closing remarks.

Keh-Shew Lu — Diodes Inc — President & CEO

Well, thank you everyone for join us today. Operator, you now can disconnect.

Operator

Thank you for your participation in today’s conference. This concludes the presentation. You may now disconnect, and have a wonderful day.